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                                                                    Exhibit 10.8

                      ASSUMPTION AND MODIFICATION AGREEMENT
                              SENIOR MEZZANINE LOAN

         THIS ASSUMPTION AND MODIFICATION AGREEMENT - SENIOR MEZZANINE LOAN ("AGREEMENT") is dated as of April 14, 2004 ("EFFECTIVE DATE"), among FLEET NATIONAL BANK ("Lender"), having an address at 100 Federal Street, Boston, Massachusetts 02110, Attn: Real Estate Division; BRE/PARK PLACE MEZZANINE, L.L.C., a Delaware limited liability company ("ORIGINAL BORROWER"), having an address at c/o Blackstone Real Estate Advisors, 345 Park Avenue, 32nd Floor, New York, New York 10154, and MP - PARK PLACE SENIOR MEZZANINE, LLC, a Delaware limited liability company ("NEW BORROWER"), having an address at 333 South Grand Avenue, Suite 400, Los Angeles, California 90071. New Borrower's taxpayer identification number is 20-0896248. Original Borrower and New Borrower are hereinafter sometimes collectively referred to as "BORROWER PARTIES".

                              PRELIMINARY STATEMENT

         A. Original Borrower is the sole member of BRE/Park Place L.L.C., a Delaware limited liability company ("ORIGINAL PROPERTY OWNER"), which is the current fee simple owner of that certain real property ("LAND") and the buildings and improvements thereon ("IMPROVEMENTS"), located at 3333, 3337 and 3345-3355 Michelson Drive, in Irvine, Orange County, California (the Land and the Improvements are hereinafter sometimes collectively referred to as the "PROJECT").

         B. Lender is the current owner and holder of a loan ("LOAN") in the original principal amount of $26,500,000.00 made pursuant to that certain Mezzanine Loan and Security Agreement, dated as of September 18, 2002, between German American Capital Corporation ("ORIGINAL LENDER") and Original Borrower, as amended by that certain First Amendment to Mezzanine Loan and Security Agreement and Other Loan Documents, dated as of September 30, 2002 (the "FIRST AMENDMENT"), between Original Lender and Original Borrower (as amended, from time to time, the "LOAN AGREEMENT"), which is evidenced by a Mezzanine Note, dated as of September 18, 2002, in the principal amount of $26,500,000.00, executed by Original Borrower in favor of Original Lender, as amended by the First Amendment (as amended, from time to time, the "NOTE"), and secured by, among other things, that certain Pledge and Security Agreement, dated as of September 18, 2002, made by Original Borrower in favor of Original Lender, as amended by the First Amendment (as amended, from time to time, the "ORIGINAL SECURITY INSTRUMENT" and, collectively with the Loan Agreement, the Note, and any and all other documents evidencing, securing or in any manner relating to the Loan, as more particularly described in Exhibit A attached hereto, the "LOAN DOCUMENTS").

         C. The Loan and the Loan Documents were assigned by Original Lender to Lender pursuant to that certain Omnibus Assignment of Mezzanine Loan and Mezzanine Loan Documents dated as of October 21, 2002, between Original Lender and Lender.

         D. New Borrower is the sole member of Maguire Properties - Park Place, LLC, a Delaware limited liability company ("NEW PROPERTY OWNER"), which desires to purchase the Property from the Original Property Owner.

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         E. In connection with such purchase of the Project by New Property
Owner, Original Property Owner desires to assign and New Property Owner desires to assume all of the obligations of Original Property Owner under the Loan Documents (Mortgage) and Original Borrower desires to assign and New Borrower desires to assume all of the obligations of Original Borrower under the Loan Documents.

         F. A sale of Original Borrower's direct or indirect interests in the Project to, and the assumption of the Loan by, a third party without the consent of the holder is prohibited by the terms of the Original Security Instrument and the terms of the Loan Agreement.

         G. Subject to the terms and conditions of this Agreement, the Lender has agreed to consent to the following requested actions (the "REQUESTED ACTIONS"): (i) Original Property Owner selling its interest in the Project to New Property Owner, (ii) New Property Owner assuming all of Original Property Owner's obligations under the Loan Documents (Mortgage) (as defined in the Loan Agreement), (iii) New Borrower assuming all of Original Borrower's obligations under the Loan Documents, (iv) Lender recognizing New Borrower as the "Borrower" under the Loan and Loan Documents, and (v) New Borrower pledging its one hundred percent (100%) membership interest in New Property Owner (the "New Property Owner Interests") as additional collateral for the Loan.

         H. All terms not defined herein shall have the meaning set forth in the Loan Agreement.

         In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE I

                 ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS

         1.1. ORIGINAL BORROWER REPRESENTATIONS. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Original Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

                  (a) Authority of Original Borrower. Original Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of California. David Z. Hirsh is a Vice President of Original Borrower. David Z. Hirsh, acting alone, without the joinder of any other manager, member or officer of Original Borrower or any other party has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Original Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower or the certificate of formation or the operating agreement or any other organizational document of Original Borrower that would materially impair the status of Original Borrower or its ability to operate its business, or (ii) result in a breach of or constitute or cause a default under any

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indenture, agreement, lease or instrument to which Original Borrower or Original
Property Owner is a party or by which the Project or the Collateral (as defined in the Loan Agreement) may be bound or affected that would materially impair the Project, the Collateral or Original Borrower's ability to operate its business.

                  (b) Compliance with Laws. To Original Borrower's knowledge, all permits, licenses or other evidences of authority to use and operate the Project as it is presently being operated and as contemplated by the Loan Documents are current, valid and in full force and effect. Neither Original Borrower nor Original Property Owner has received any written notice from any governmental entity claiming that Original Property Owner or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project.

                  (c) Rent Roll. The Rent Roll ("RENT ROLL") attached hereto and made a part hereof as EXHIBIT C is a true, complete and accurate summary of all tenant leases ("LEASES") affecting the Project as of the date of this Agreement.

                  (d) Leases. The Leases are the only leases affecting the Project and are currently in full force and effect. Neither Original Borrower nor Original Property Owner has been notified in writing of any uncured landlord default under any of the Leases; there are no leasing broker's or finder's commissions of any kind due or to become under any Lease or the Project except as may be applicable to future lease renewals or expansions; the rents and security deposits under the Leases shown on the Rent Roll are true and correct in all material respects; Neither Original Borrower nor Original Property Owner has received any rents prepaid more than one month in advance or given any concessions for free or reduced rent under the Leases not disclosed on the Rent Roll and will not accept any prepaid rents for more than one month in advance. Except as specified on the Rent Roll, all tenants at the Project are currently in possession of their leased premises and are operating businesses from their leased premises.

                  (e) REA's. The REAs affecting the Project are currently in full force and effect. Each of Original Borrower and Original Property Owner is unaware of any uncured default under any of the REAs by any party thereto and all sums payable by Original Property Owner under the REAs have been paid in full.

                  (f) Title to Project and Collateral and Legal Proceedings. Original Property Owner is the current fee simple owner of the Project free and clear of all liens, restrictions, claims, pledges, encumbrances, changes or rights of third parties, other than those permitted under the Loan Agreement. Original Borrower is the current owner of 100% of the membership interests in the Original Property Owner (the "Original Property Owner Interests"), free and clear of all liens, restrictions, claims, pledges, encumbrances, changes or rights of third parties, other than those in favor of Lender. There are no pending or to Original Borrower's current actual knowledge threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrower, Original Property Owner, Collateral or the Project that if decided adversely to Original Borrower or Original Property Owner would have a material adverse affect on Original Borrower, Original Property Owner, the Collateral or the Project; or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project; or any agreements to convey any

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portion of the Project or the Collateral, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency.

         1.2. ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS OF NEW BORROWER. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

                  (a) Authority of New Borrower.

                           (i) New Borrower. New Borrower is a duly organized,
validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of California. MP-Park Place Junior Mezzanine, LLC, a Delaware limited liability company ("MP JUNIOR"), the sole member of New Borrower, acting alone without the joinder of any other member or manager of New Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by New Borrower has been duly and properly authorized pursuant to all requisite company action and will not
(i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the certificate of formation or the operating agreement of New Borrower or any other organizational document of New Borrower, or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project or the Collateral may be bound or affected.

                           (ii) MP Junior. MP Junior is a duly organized,
validly existing limited liability company in good standing under the laws of the State of Delaware and, if required by California law, is authorized to transact business in the State of California. Maguire Properties, L.P., a Maryland limited partnership ("MAGUIRE LP") is the sole member of MP Junior. MP Junior, acting alone without the joinder of any other member or manager of MP Junior or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind MP Junior under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement and the Loan Documents by MP Junior, has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MP Junior or the certificate of formation or the operating agreement of MP Junior or any other organizational document of MP Junior, or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which MP Junior is a party or by which the Project or the Collateral may be bound or affected.

                           (iii) Maguire LP. Maguire LP is a duly organized,
validly existing limited partnership in good standing under the laws of the State of Maryland and, if required by California law, is authorized to transact business in the State of California. Maguire Properties, Inc., a Maryland corporation ("MAGUIRE INC.") is the general partner of Maguire LP. Maguire Inc., acting alone without the joinder of any other partner of Maguire LP or any other party, has the power and authority to execute this Agreement and Loan Documents on behalf of and to duly

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bind Maguire LP under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement and Loan Documents by Maguire LP, has been duly and properly authorized pursuant to all requisite partnership action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Maguire LP or the certificate of limited partnership agreement or the limited partnership of Maguire LP or any other organizational document of Maguire LP, or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Maguire LP is a party or by which the Project or the Collateral may be bound or affected.

                           (iv) Maguire Inc. Maguire Inc. is a duly organized,
validly existing corporation in good standing under the laws of the State of Maryland and, if required by California law, is authorized to transact business in the State of California. The execution and delivery of, and performance under, this Agreement and the Loan Documents by Maguire Inc., as the sole general partner of Maguire LP, has been duly and properly authorized pursuant to all requisite corporate action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Maguire Inc. or the articles of incorporation or bylaws of Maguire Inc. or any other organizational document of Maguire Inc., or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Maguire Inc. is a party or by which the Project or the Collateral may be bound or affected.

                  (b) Financial Statements. The financial statements and other information ("FINANCIAL STATEMENTS") of New Property Owner, New Borrower, Maguire LP and Maguire Inc. which have been previously delivered to Lender are true, complete and accurate in every material respect and accurately represent the financial condition of New Property Owner, New Borrower, Maguire LP and Maguire Inc. as of the date thereof. There has not been any material adverse change to the financial condition of New Property Owner, New Borrower, Maguire LP or Maguire Inc. between the date of the Financial Statements and the date of this Agreement. New Borrower also acknowledges and agrees to cause New Property Owner, Maguire LP and Maguire Inc. to timely comply with all financial requirements set forth in the Loan Documents. New Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.

                  (c) Bankruptcy Proceedings. None of New Borrower or any of the entities described in Section 1.2(a) (collectively, "RELATED ENTITIES"), has been a party to any Debtor Proceeding (as hereinafter defined) within seven (7) years prior to the date of this Agreement.

                  (d) Defaults on Other Indebtedness. None of New Property Owner, New Borrower, MP Junior, Maguire LP nor Maguire Inc. has materially defaulted under its or their respective obligations with respect to any material indebtedness, and, with respect to immaterial defaults by New Property Owner, New Borrower, MP Junior, Maguire LP or MP Junior with respect to any material indebtedness, such immaterial defaults have been cured prior to the date of this Agreement.

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                  (e) Title to Project and Legal Proceedings. There are no
pending or, to the best of New Borrower's knowledge, threatened suits, unsatisfied judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against New Borrower, New Property Owner, Maguire LP, the Collateral or the Project.

                  (f) Ownership following Transfers. New Borrower is and shall remain the owner of the New Property Owner Interests, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges or rights of third parties, other than those in favor of Lender under the Loan Documents. Contemporaneously with the effectiveness of this Agreement, the New Property Owner Interests shall constitute and be deemed to be the "Pledge Collateral" under the Loan Agreement and the other Loan Documents, the Security Instrument shall be deemed to be the "Pledge" under the Loan Agreement and the other Loan Documents and the member power executed by Mezzanine Borrower on or about the date hereof with respect to the New Property Owner Interests (the "New Member Power") shall be deemed to be the "Member Power" under the Loan Agreement and the other Loan Documents, and all references in the Loan Agreement to the terms "Pledged Collateral", "Pledge" and "Member Power" shall hereinafter mean the New Property Owner Interests, the Security Instrument and the New Member Power, respectively.

                  (g) Certificates. The New Borrower represents, warrants, covenants and agrees that the New Property Owner Interests are not represented or otherwise evidenced by any certificate of other instrument other than the certificates previously delivered to Lender, and in the event that the New Property Owner Interests become evidenced by certificates or instruments other than the certificates previously delivered to Lender, the New Borrower shall immediately deliver to Lender such certificates or instruments together with assignments appropriate to transfer such certificates or instruments, duly executed in blank.

                  (h) New Borrower's Organizational Documents. New Borrower is a Single Purpose Entity as such term is defined in the Loan Agreement. New Borrower is not in violation and will not violate of any of the terms, covenants, conditions or other provisions of its organizational documents or the Single Purpose Entity requirements set forth in the Loan Agreement.

                  (i) Assets of New Borrower. The only assets of New Borrower are the New Property Owner Interests together with any and all rights associated therewith and Cash or Cash Equivalents.

                  (j) Management of Project. Upon completion of the Requested Actions, Maguire LP will manage the Project in accordance with the terms of that certain Property Management and Leasing Agreement dated as of the Effective Date hereof between New Property Owner and Maguire LP (the "NEW MANAGEMENT AGREEMENT"). All references to the term "Management Agreement" and "Manager" in the Loan Agreement and the other Loan Documents shall hereinafter mean and refer to the New Management Agreement, and Maguire LP, respectively. New Borrower covenants and agrees to comply with all terms and conditions of the Loan Documents concerning the management of the Project, including without limitation the obligation to obtain Lender's consent to the management of the Property by any entity other than Maguire LP or a Qualified Manager.

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                  (k) Bona Fide Sale. The Requested Actions represent a bona fide sale, transfer or conveyance for cash or equivalent consideration.

                  (l) New Borrower Parties' Interests. Except for the assumption of the (Mortgage) by New Property Owner, the Loan by New Borrower and the Junior Tier Mezzanine Loan by MP Junior, none of New Borrower, New Property Owner, MP Junior nor Maguire LP are obtaining a loan to finance its interest in New Property Owner, the Project, New Borrower or MP Junior, respectively, or pledging its interest in New Property Owner, the Project, New Borrower or MP Junior, respectively, to any party.

         1.3. ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS OF BORROWER PARTIES. As a material inducement to Lender to enter into this Agreement and to consent to Requested Actions, each of the Borrower Parties as to itself, only, acknowledges, warrants, represents and agrees to and with Lender as follows:

                  (a) Indebtedness. As of April 13, 2004, the outstanding principal balance of the Loan was $26,500,000, outstanding late charges total $0 and outstanding default interest totals $0. By its execution hereof, Lender represents and warrants to New Borrower that to Lender's actual knowledge, (i) the foregoing amounts are correct and there are no reserve balances held by Lender; (ii) all interest and principal payments due under the Loan Documents through and including March 15, 2004 have been paid and the next payment of interest and principal is due on April 15, 2004, (iii) Lender has not issued any written notices of default to Original Borrower which have not been cured, (iv) all fees and costs due under the Loan Documents have been paid. As of March 15, 2004, the outstanding principal balance of the Mortgage Loan was $123,000,000, outstanding late charges total $0 and outstanding default interest totals $0.

                  (b) Loan Documents. Original Borrower represents that the Loan Documents constitute valid and legally binding obligations of Original Borrower enforceable against Original Borrower in accordance with their terms but subject to the terms of the release provisions contained in Section 1.4 hereof. New Borrower represents that from and after the date hereof, the Loan Documents constitute valid and legally binding obligations of New Borrower enforceable against New Borrower in accordance with their terms. Borrower Parties have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender's predecessors in interest, and any subsidiary or affiliate of Lender and all of the past, present and future officers, directors, contractors, employees, agents, servicers, attorneys, representatives, participants, successors and assigns of Lender and Lender's predecessors in interest (collectively, "LENDER PARTIES") or with respect to (i) the Loan, (ii) the Loan Documents, (iii) the "Debt" and the "Obligations" (as defined in the Loan Agreement), (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan or (vi) the development, operation or financing of the Project or (vii) the Collateral. To the extent any of Borrower Parties would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action, any such Borrower Party knowingly waives and relinquishes them. New Borrower acknowledges that it has received copies of all of the Loan Documents and that it has read and approved each and every Loan Document.

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                  (c) Bankruptcy. Each of the Borrower Parties has no current intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. ("BANKRUPTCY CODE"), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors ("DEBTOR PROCEEDING") under any local, state, federal or other insolvency law or laws providing relief for debtors or (ii) directly or indirectly to cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against any of Borrower Parties, or (iii) directly or indirectly to cause the Collateral, the Project or any portion or any interest of any of Borrower Parties in the Collateral or the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

                  (d) No Default. To Original Borrower's knowledge and to New Borrower's actual knowledge, except as specified below, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or "EVENT OF DEFAULT" as such term is defined in the Loan Agreement. Notwithstanding the foregoing, New Borrower does not make any representations or warranties regarding the organizational documents or status of Original Borrower or the truth or accuracy of any document or information submitted by Original Borrower to Original Lender or Lender; however, New Borrower does not have any actual knowledge that any document or information submitted is materially misleading or materially inaccurate.

                  (e) Transfer of Property. Contemporaneously with the execution and delivery of this Agreement, Original Property Owner has assigned, conveyed and transferred to New Property Owner all of Original Property Owner's right, title and interest in and to the Project.

                  (f) Further Assurances. Each of Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the Collateral and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

         1.4. REAFFIRMATIONS AND RELEASE. Original Borrower reaffirms, solely for the benefit of Lender, the truth and accuracy in all material respects of all representations and warranties set forth the Loan Documents as if made on the date hereof except that the Rent Roll referenced in the Loan Agreement shall mean and refer to the Rent Roll attached hereto. New Borrower, to the best of its actual knowledge, restates, affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof. Original Borrower acknowledges and agrees that nothing contained in this Agreement or the Loan Documents, nor the Requested Actions, shall release or relieve Original Borrower from its obligations, agreements, duties, liabilities, covenants and undertakings under the Loan Documents arising prior to the date hereof, provided, however, by its execution hereof, Lender on behalf of itself and all Lender Parties hereby releases Original Borrower and its members, managers, officers, agents, employees and contractors for any acts or events occurring or obligations first arising under the Loan Documents from and after the date hereof (with the exception of the Environmental Indemnity, the provisions for the release of Original Borrower being set forth in the Reaffirmation of Environmental Indemnity being executed in connection herewith).

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                                   ARTICLE II

                          COVENANTS OF BORROWER PARTIES

         Each of the Borrower Parties as to itself only, covenants and agrees with Lender that:

         2.1. ASSUMPTION AND MODIFICATION OF LOAN. New Borrower hereby assumes the indebtedness due under the Note and the other Loan Documents and all of Original Borrower's other obligations, as grantor, mortgagor, borrower, trustor, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments. New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents. The New Borrower acknowledges and agrees that from and after the effectiveness of this Agreement that the Loan Documents shall be modified and amended as follows: (i) New Borrower shall be the "Borrower", "Mezzanine Borrower", "Senior Tier Mezzanine Borrower", "Pledgor", "Debtor", "Indemnitor", "Party B", "Grantor", "Debtor", and "Assignor", as applicable, under any Loan Documents in which Original Borrower was the "Borrower", "Mezzanine Borrower", ", "Senior Tier Mezzanine Borrower", "Pledgor", "Debtor", "Indemnitor", "Party B", "Grantor", "Debtor", or "Assignor", as applicable, and all provisions of the Loan Documents previously applicable to Original Borrower shall apply to New Borrower (other than with respect to the existing Environmental Indemnity (Mezzanine) and the Reaffirmation of the Environmental Indemnity (Mezzanine)), (ii) Maguire LP shall be the "Guarantor" under ay Loan Documents in which Original Indemnitor (as hereinafter defined) was the "Guarantor" and all provisions of the Loan Documents previously applicable to Original Indemnitor shall apply to Maguire LP (other than with respect to the existing Recourse Guaranty (Mezzanine), the Reaffirmation of the Recourse Guaranty (Mezzanine) and the Reaffirmation of Recourse Guaranty (Mortgage)), (iii) New Property Owner shall be the "Mortgage Borrower" under any Loan Document in which Original Property Owner was the "Mortgage Borrower" and all provisions of the Loan Documents previously applicable to Original Property Owner shall apply to New Property Owner (other than with respect to the existing Environmental Indemnity (Mortgage) and the Reaffirmation of the Environmental Indemnity (Mortgage)), (iv) MP Junior shall be the "Junior Tier Mezzanine Borrower" under any Loan Document in which BRE/Park Place Junior Mezzanine L.L.C. (Original Junior Tier Mezzanine Borrower") was the "Junior Tier Mezzanine Borrower" and all provisions of the Loan Documents previously applicable to Original Junior Tier Mezzanine Borrower shall apply to MP Junior, (v) the "Mezzanine Borrower LLC Agreement" shall mean that certain Limited Liability Company Agreement of MP - Park Place Senior Mezzanine, LLC dated as of April __, 2004, as such may be amended, restated, replaced, supplemented or otherwise modified from time to time to the extent permitted pursuant to the Loan Agreement, (iv) the "Environmental Indemnity (Mezzanine)" shall be deemed to also include the New Environmental Indemnity (Mezzanine) and the Reaffirmation of Environmental Indemnity (Mezzanine), as the same may be amended, supplemented, restated or otherwise modified from time to time, (vii) the "Environmental Indemnity (Mortgage)" shall be deemed to also include that certain Environmental Indemnity dated as of even date herewith executed by New Property Owner in favor of Mortgage Lender and that certain Reaffirmation of Environmental Indemnity Agreement dated as of even date herewith executed by Original Property Owner in favor of Mortgage Lender (the "Reaffirmation of Environmental Indemnity (Mortgage)"), as the same may be amended, supplemented, restated or otherwise modified from time to time, (viii) the

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"Recourse Guaranty (Mezzanine)" shall be deemed to also include the New Recourse
Guaranty ("Mezzanine") and the Reaffirmation of Recourse Guaranty ("Mezzanine"), as the same may be amended, supplemented, restated or otherwise modified from time to time, (ix) the "Recourse Guaranty (Mortgage)" shall be deemed to also include that certain Guaranty of Recourse Obligations dated as of even date herewith executed by Maguire LP in favor of Mortgage Lender and that certain Reaffirmation of Guaranty of Recourse Obligations dated as of even date herewith executed by Original Indemnitor in favor of Mortgage Lender ("the "Reaffirmation of Recourse Guaranty (Mortgage)"), as the same may be amended, supplemented, restated or otherwise modified from time to time, and (x) Exhibit "J" to the Loan Agreement is hereby amended by deleting such Exhibit "J" in its entirely and inserting in lieu thereof Exhibit "J" attached to this Agreement.

         2.2. ASSUMPTION FEE. Simultaneously with or prior to the execution hereof, any or both of Borrower Parties (pursuant to an agreement between them) shall pay to or has paid Lender: (i) a transfer fee equal to $132,500,000, which is 0.50% of the outstanding principal balance of the Loan; (ii) an administration fee equal to $125.00; and (iii) a credit review fee equal to $100.00; each of which Borrower Parties agree are fees for new consideration and are not interest charged in connection with the Loan.

         2.3. RELEASE AND COVENANT NOT TO SUE. Each of the Borrower Parties, on behalf of itself and all of its respective heirs, successors and assigns, hereby remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the Effective Date, including, without limitation, matters arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the Debt and the Obligations and as otherwise described in the Loan Documents, (d) the Indebtedness described in
Section 1.3 hereof, and (e) the Project or its development, financing and operation, and (f) the Collateral. Each of the Borrower Parties, for itself and all of its respective heirs, successors and assigns, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action arising during the period from the beginning of the world to the Effective Date. As further consideration for the agreements herein contained, Borrower Parties hereby agree, represent and warrant that the matters released in this Agreement are not limited to matters which are known or disclosed, and Borrower Parties hereby waive any and all rights and benefits with respect to any matters arising out of or relating to any matter, cause or thing, from the beginning of the world to and including the Effective Date, including without limitation matters arising out of or relating to (i) the Loan, including, but not limited to, its administration or funding, (ii) the Loan Documents, (iii) the "Indebtedness" and the "Obligations" described in the Loan Documents, and (d) the Project or its development, financing and operation which Borrower Parties now have, or in the future may have, and (v) the Collateral, conferred upon Borrower Parties by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:

             A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

In this connection, Borrower Parties hereby agree, represent, and warrant that they realize and acknowledge that factual matters now unknown to one or more of the Borrower Parties may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Borrower Parties further agree, represent and warrant that the release herein contained has been negotiated and agreed upon in light of that realization and that Borrower Parties nevertheless hereby intend to release, discharge and acquit all parties so released from any such unknown claims.

         2.4. SAME INDEBTEDNESS; PRIORITY OF LIENS NOT AFFECTED. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents (other than the liens and security interest encumbering the Original Property Owner Interests), which New Borrower acknowledges to be valid and existing liens and security interests in the Collateral. New Borrower agrees that the lien and security interests created by the Loan Documents (other than with respect to the Original Property Owner Interests) continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Project or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.

         2.5. PAYMENT OF TRANSACTION COSTS AND EXPENSES. Any or both of Borrower Parties (pursuant to an agreement between them) shall pay at the time of execution of this Agreement by Lender: (a) the legal fees and disbursements of Lender's counsel, McKenna Long & Aldridge LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; and (b) the costs of obtaining a Lender's "Eagle 9" insurance policy insuring the collateral pledged to Lender pursuant to the Security Instrument as affected by this Agreement, (c) the costs of obtaining a "Mezzanine Endorsement" to New Property Owner's title insurance policy, in form and substance reasonably satisfactory to Lender, and (d) all other costs and expenses incident to the preparation, execution and recordation of this Agreement and the New Documents and the consummation of the transaction contemplated hereby.

                                   ARTICLE III

                              ADDITIONAL PROVISIONS

         3.1. CONSENT OF LENDER. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Borrower Parties agree that this Agreement shall not be deemed an agreement by Lender to consent to any other transfer or conveyance of the Project or direct or indirect interest in the Project or assumption of the Loan, the Loan (Mortgage) or the

Junior Tier Mezzanine Loan, or a consent to any secondary financing or secondary encumbrance on the Project, New Borrower or any interests in New Property Owner or New Borrower except the existing Junior Tier Mezzanine Loan.

         3.2. UCC FILINGS. Each of the Borrower Parties hereby grants and confirms unto Lender a first lien priority interest in all the Collateral (as such term is defined in the Security Instrument) to the maximum extent permitted by the Uniform Commercial Code ("UCC"). Each of the Borrower Parties hereby further consents to the filing of any financing statements or UCC forms required to be filed in the applicable states or any other applicable filing office (collectively "FILINGS") in order to perfect said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the UCC, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent or signature of either of the Borrower Parties.

         3.3. ADDITIONAL DOCUMENTS. Contemporaneously with the execution and delivery of this Agreement and as a condition to the effectiveness of this Agreement and as a material inducement to Lender to enter into this Agreement:
(a) Borrower Parties hereby authorize Lender to file and/or record UCC Financing Statements for filing with the state of organization of New Borrower and/or file UCC Amendments amending the existing Financing Statements for filing with the Delaware Secretary to add New Borrower as an additional debtor and to add the New Property Owner Interests as additional Collateral; (b) New Borrower shall have executed and delivered a Pledge and Security Agreement pursuant to which New Borrower grants Lender a security interest in the New Property Owner Interests (the "Security Instrument"), (c) Blackstone Real Estate Partners III, LP, Blackstone Real Estate Partners III T.E.1 LP, Blackstone Real Estate Partners III T.E.2 LP, Blackstone Real Estate Partners III T.E.3, LP, Blackstone Real Estate Holdings III LP and Blackstone Real Estate Partners III F.F., L.P., each a Delaware limited partnership (collectively, "ORIGINAL INDEMNITOR") shall have executed and delivered to Lender a Reaffirmation of Guaranty of Recourse Obligations (the "Reaffirmation of Recourse Guaranty (Mezzanine)"); (d) Original Borrower shall have executed and delivered to Lender a Reaffirmation of Environmental Indemnity (the "Reaffirmation of Environmental Indemnity (Mezzanine)"), (e) New Borrower shall have executed and delivered to Lender an Environmental Indemnity (the "New Environmental Indemnity (Mezzanine)"); (f) Maguire LP shall have executed and delivered to Lender a Guaranty of Recourse Obligations (the "New Recourse Guaranty (Mezzanine)"); (g) Maguire LP shall have executed and delivered to Lender a Manager's Consent; and (h) Lender and New Borrower shall have entered into a Lock Box Agreement; all in form and content reasonably acceptable to Lender (the documents, instruments and agreements described in (a) - (h) above, together with any other documents, instruments or agreements executed in connection with the foregoing are hereinafter referred to collectively as the "New Documents").

         3.4. REFERENCES TO LOAN DOCUMENTS. All references to the term "LOAN DOCUMENTS" in the Loan Agreement and the other Loan Documents shall hereinafter mean and refer to: (i) all of the Loan Documents described therein; (ii) this Agreement; and (iii) any and all other agreements, documents and other instruments evidencing, securing or in any manner related to the documents executed in connection with or otherwise pertaining to this Agreement, including, without limitation, the New Documents.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

         4.1. NO LIMITATION OF REMEDIES. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

         4.2. NO WAIVERS. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

         4.3. SUCCESSORS OR ASSIGNS. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement made by a party hereto shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party, whether so expressed or not, provided, however, the provisions of this Section 4.3 shall not be deemed or construed to (a) permit, sanction, authorize or condone the assignment of all or any part of the Project of the Collateral or any of New Property Owner's or New Borrower's rights, title or interests in and to the Project or the Collateral, except as expressly authorized in the Loan Documents; or (b) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

         4.4. CONSTRUCTION OF AGREEMENT. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Each of the Borrower Parties at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Each of the Borrower Parties has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represent the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of each of the Borrower Parties.

         4.5. INVALID PROVISION TO AFFECT NO OTHERS. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

         4.6. NOTICES. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses ("COMMUNICATIONS") permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

                                             Fleet National Bank
                                             100 Federal Street
                                             Boston, Massachusetts 02110
                                             Attn: Real Estate Division

With a copy to:                              Fleet National Bank
                                             115 Perimeter Center Place, N.E.,
                                             Suite 500
                                             Atlanta, Georgia 30346
                                             Attn: Jay Johns

With a copy to:                              McKenna Long & Aldridge LLP
                                             303 Peachtree Street, Suite 5300
                                             Atlanta, Georgia 30308
                                             Attn: Jess A. Pinkerton, Esq.

and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

                                             BRE/Park Place Mezzanine L.L.C.
                                             c/o Blackstone Real Estate Advisors

                                              345 Park Avenue, 32nd Floor
                                              New York, New York 10154
                                              Attn: Frank D. Cohen
                                              Telephone: 212-583-5804
                                              Facsimile: 212-583-5419

With a copy to:                               Simpson Thacher & Bartlett
                                              425 Lexington Avenue
                                              New York, New York 10017-3954
                                              Attn: Gregory J. Ressa, Esq.
                                              Telephone: 212-455-7430
                                              Facsimile: 212-455-2502

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

                                              MP - Park Place Senior Mezzanine,
                                              LLC
                                              333 South Grand Avenue, Suite 400
                                              Los Angeles, California 90071
                                              Attn: Robert F. Maguire III & Mark
                                              T. Lammas, Esq.
                                              Telephone: 213-626-3300
                                              Facsimile: 213-687-4758

With a copy to:                               Munger, Tolles & Olson LIP
                                              355 South Grand Avenue, Suite 3500
                                              Los Angeles, California 90071
                                              Attn: Jeffrey A. Heintz, Esq.
                                              Telephone: 213-683-9185
                                              Facsimile: 213-683-5185

         4.7. GOVERNING LAW. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

         4.8. HEADINGS; EXHIBITS. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

         4.9. MODIFICATIONS. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

         4.10. TIME OF ESSENCE; CONSENTS. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

         4.11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

         4.12. WAIVER OF TRIAL BY JURY. LENDER, BORROWER PARTIES AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRAIL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HERBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. LENDER AND BORROWER PARTIES ACKNOWLEDGE THAT THEY HAVE CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGE THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

         4.13. NO THIRD PARTY BENEFICIARIES. The representations, warranties and covenants of the Original Borrower are solely for the benefit of Lender and nothing contained herein or the Reaffirmation of Environmental Indemnity, or the Reaffirmation of Guaranty of Recourse Obligations shall be deemed to confer upon anyone other than Lender any right to rely upon, insist upon or enforce the performance of or observance of any of the obligations contained therein.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         The parties have executed and delivered this Agreement as of the day and year first above written.

                                              LENDER:

                                              FLEET NATIONAL BANK

                                              By:/s/ Jay G Johns
                                                 ---------------------
                                                 Name:  Jay G Johns
                                                 Title: Director

                                              ORIGINAL BORROWER:

                                              BRE/PARK PLACE MEZZANINE L.L.C., a
                                              Delaware limited liability company

                                              By: /s/ David Hirsch
                                                  ------------------------------
                                                  Name: David Z. Hirsh
                                                  Title: Vice President

                                 NEW BORROWER:

                                 MP - PARK PLACE SENIOR MEZZANINE, LLC, a
                                 Delaware limited liability company

                                 By: MP-Park Place Junior Mezzanine, LLC, a
                                     Delaware limited liability company, its
                                     sole member

                                     By: Maguire Properties, L.P., a Maryland
                                         limited partnership, its sole member

                                         By: Maguire Properties, Inc., a
                                             Maryland corporation, its general
                                             partner

                                             By: /s/ Mark Lammas
                                                 ------------------------------
                                                 Name:  Mark T. Lammas
                                                 Title: Secretary

                                       19